Filed Pursuant to Rule 497(e)

File No. 333-189544

CORPORATE CAPITAL TRUST, INC.

SUPPLEMENT DATED AUGUST 11, 2014 TO

PROSPECTUS DATED JULY 28, 2014

This supplement is part of, and should be read in conjunction with our prospectus dated July 28, 2014. Unless expressly defined herein, all Capitalized terms have the same meanings as in the prospectus unless otherwise stated herein.

The Information contained in this supplement is presented as of August 11, 2014.

PORTFOLIO AND INVESTMENT ACTIVITY

The following table replaces in its entirety the first table on page 75 of the Prospectus.

	Investment Portfolio as of						TRS Portfolio as of
Floating interest rate debt investments:	March 31, 2014		December 31, 2013		December 31, 2012		March 31, 2014		December 31, 2013		December 31, 2012
Percent of debt portfolio	63.8%		63.4%		57.8%		73.9%		64.8%		74.2%
Percent of floating rate debt investments with interest rate floors	96.9%		96.4%		87.3%		100.0%		100.0%		87.0%
Weighted average interest rate floor	1.1%		1.1%		1.3%		1.4%		1.2%		1.2%
Weighted average coupon spread	754	bps	747	bps	595	bps	564	bps	568	bps	433	bps
Weighted average years to maturity	5.7		5.8		5.2		5.0		5.5		5.8

Fixed interest rate debt investments:
Percent of debt portfolio	36.2%		36.6%		42.2%		26.1%		35.2%		25.8%
Weighted average coupon rate	10.9%		10.6%		9.5%		10.2%		8.6%		8.3%
Weighted average years to maturity	5.7		6.1		5.6		6.4		6.8		7.0

The following table replaces in its entirety the first table on page 76 of the Prospectus.

	($ in millions)
Summary of PIK	March 31, 2014	December 31, 2013	December 31, 2012
Number of originated investments with PIK feature and active PIK election	7	5	—
Total number of all investments with PIK feature	13	15	1
Total number of all investments that have active PIK election	11	10	1
Par value of originated investments with PIK feature and active PIK election	$336.26	$303.04	$—
Total par value of all investments with PIK feature	$410.64	$431.14	$9.27
Total par value of all investments that have active PIK election	$393.24	$368.65	$9.27
Percent of Debt Investment Portfolio with active PIK election, at par value	22.5%	16.1%	1.3%

	Three Months Ended March 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

PIK capitalized during period	$1.01	$9.32	$0.27
Capitalized PIK as a percentage of interest income during period	2.0%	8.8%	0.8%
Capitalized PIK as a percentage of total investment income during period	2.0%	7.8%	0.8%

Contractual Obligations

The following replaces in its entirety the first sentence under the subheading entitled “Contractual Obligations — Revolving Credit Facilities” on page 91 of the Prospectus.

As discussed above under “Liquidity and Capital Resources — Credit Facilities,” we, either directly or through our wholly owned subsidiaries, have entered into several revolving credit facilities.

Quantitative and Qualitative Disclosures About Market Risk

The following replaces in its entirety the fourth sentence in the fourth paragraph of the section entitled “Quantitative and Qualitative Disclosures About Market Risk — Interest Rate Risk” on page 92 of the Prospectus.

Pursuant to the amended terms of our Deutsche Bank Credit Facility as discussed above (see “— Liquidity and Capital Resources — Credit Facilities”), CCT Funding borrows at a floating base rate of (i) three-month LIBOR plus 1.80% for Tranche B1 Loans ($140.00 million loan balance outstanding as of March 31, 2014), (ii) three-month LIBOR plus 2.325% for Tranche B2 Loans ($91.44 million loan balance outstanding and $8.56 million unused commitment as of March 31, 2014) and (iii) three-month LIBOR plus 2.325% for Tranche D Loans ($100 million unused commitment as of March 31, 2014).

TAX MATTERS

The following new subheading and section is added at the end of subsection entitled “Taxation of U.S. Shareholders” and immediately preceding subsection entitled “Company Investments” on page 114 of the Prospectus.

Additional Medicare Contribution Tax

An additional tax of 3.8% generally will be imposed on the “net investment income” of U.S. shareholders who meet certain requirements and are individuals, estates or certain trusts for taxable years beginning after December 31, 2012. Among other items, “net investment income” generally includes gross income from dividends and net gain attributable to the disposition of certain property, such as shares of our common stock. In the case of individuals, this tax will only apply to the extent such individual’s modified adjusted gross income exceeds $200,000 ($250,000 for married couples filing a joint return and surviving spouses, and $125,000 for married individuals filing a separate return). U.S. shareholders should consult their tax advisors regarding the possible applicability of this additional tax in their particular circumstances.

The following new subheading and section is added after subsection entitled “Company Investments” and immediately preceding the section entitled “Legal Matters” on page 114 of the Prospectus.

Other Tax Considerations

Payments to Certain Foreign Financial Entities and Other Foreign Entities

Withholding tax at a rate of 30% will be imposed on certain payments to you or certain foreign financial institutions (including investment funds) and other non-U.S. entities receiving payments on your behalf, including distributions in respect of shares of our stock and gross proceeds from the sale of shares of our stock, if you or such institutions fail to comply with certain due diligence and other reporting rules as set forth in the recently issues Treasury regulations. Accordingly, the entity through which shares of our stock are held will affect the determination of whether such withholding is required. Withholding will apply to payments of dividends made after June 30, 2014, and to payments of Gross Proceeds from a sale of shares of our stock made after December 31, 2016. Shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the Internal Revenue Service to obtain the benefit of such exemption or reduction. Additional requirements and conditions may be imposed pursuant to an intergovernmental agreement, if and when entered into, between the United States and such institution’s home jurisdiction. We will not pay any additional amounts to any Shareholders in respect of any amounts withheld. You are encouraged to consult with your tax advisor regarding U.S. withholding taxes and the application of the recently issued Treasury regulations in light of your particular circumstances.